EXHIBIT 99.1

Hain Celestial Receives Expected Notice of Nasdaq Non-Compliance
Due to Delayed Filing of Second Quarter Form 10-Q

Lake Success, NY, February 23, 2017—The Hain Celestial Group, Inc. (NASDAQ: HAIN), a leading organic and natural products company with operations in North America, Europe and India providing consumers with A Healthier Way of Life™, announced today that, as expected, the Company received a letter dated February 16, 2017 from the Nasdaq Listing Qualifications Staff indicating that, based upon the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended December 31, 2016 (the “Second Quarter Form 10-Q”) with the U.S. Securities and Exchange Commission (the “SEC”), the Company did not satisfy Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires issuers to timely file periodic reports with the SEC. The Company previously announced that, on November 2, 2016, Nasdaq notified the Company that it had been granted an extension, through February 27, 2017, to file its periodic reports with the SEC and thereby evidence compliance with the Rule. The Company fully intends to continue to take all steps necessary to regain compliance with the Rule.

Safe Harbor Statement
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events, and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions. These forward-looking statements include the Company’s beliefs or expectations relating to (i) the filing of the Company’s Annual Report on Form 10-K for the period ended June 30, 2016 (the “Form 10-K”), the Quarterly Report on Form 10-Q for the period ended September 30, 2016 (the “First Quarter Form 10-Q”) and the Second Quarter Form 10-Q and (ii) regaining Nasdaq listing compliance. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results to be materially different from any future results expressed or implied by such forward-looking statements. Such factors include a material delay in the Company’s financial reporting, including the possibility that the Company will not be able to file its Form 10-K, First Quarter Form 10-Q or Second Quarter Form 10-Q by February 27, 2017 or regain Nasdaq listing compliance, the possibility that one or more material weaknesses in the Company’s internal control over financial reporting may be identified, the possibility that errors may be identified, which may be material, whether investors should no longer rely upon previously issued financial statements, and the risk that the Company may need to restate its financial statements. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements.

The Hain Celestial Group, Inc.
The Hain Celestial Group (NASDAQ: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe and India. Hain Celestial participates in many natural categories with well-known brands that include Celestial Seasonings®, Earth’s Best®, Ella’s Kitchen®, Terra®, Garden of Eatin’®, Sensible Portions®, Health Valley®, Arrowhead Mills®, MaraNatha®, SunSpire®, DeBoles®, Casbah®, Rudi’s Organic Bakery®, Hain Pure Foods®, Spectrum®, Spectrum Essentials®, Imagine®, Almond Dream®, Rice Dream®, Soy Dream®, WestSoy®, The Greek Gods®, BluePrint®, FreeBird®, Plainville Farms®, Empire®, Kosher Valley®, Yves Veggie Cuisine®, Europe’s Best®, Cully & Sully®, New Covent Garden Soup Co.®, Johnson’s Juice Co.®, Farmhouse Fare®, Hartley’s®, Sun-Pat®, Gale’s®, Robertson’s®, Frank Cooper’s®, Linda McCartney®, Lima®, Danival®, Joya®, Natumi®, GG UniqueFiber®, Tilda®, JASON®, Avalon Organics®, Alba Botanica®, Live Clean® and Queen Helene®. Hain Celestial has been providing A Healthier Way of Life™ since 1993. For more information, visit www.hain.com.

Pat Conte/Mary Anthes
The Hain Celestial Group, Inc.
516-587-5000

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com